EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Harrell Hospitality Group, Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Anthony J. Renteria

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Anthony J. Renteria

Chief Executive Officer

January 12, 2007

/s/Daniel M. Cofall

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Daniel M. Cofall

Chief Financial Officer

January 12, 2007

A signed original of this written statement required by Section 906 has been provided to Harrell Hospitality Group, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.